UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2005

GEOCOM RESOURCES INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-49621

(Commission File Number)

98-0349734

(IRS Employer Identification No.)

413-114 West Magnolia, Bellingham, WA 98225

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 360-392-2898

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Effective April 12, 2005 we entered into a three month investor relations agreement with Destiny Communications. Under the agreement Destiny will produce and implement a multi-media investor relations awareness program for us in respect of our current activities and progress.

Item 9.01. Financial Statements and Exhibits.

10.1          Investor Relations Agreement between Geocom Resources Inc. and Destiny Communications dated February 15, 2005

99.1	News Release issued by the Registrant on April 12, 2005.

D/JLM/703691.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOCOM RESOURCES, INC.

/s/ John Hiner

John Hiner, President

Date: April 13, 2005

D/JLM/703691.1